Exhibit 99.1

            R.H. DONNELLEY PURCHASES WARRANTS COVERING 1.65 MILLION
                             SHARES FOR $53 MILLION

CARY, N.C., Nov. 2 /PRNewswire-FirstCall/ -- R.H. Donnelley Corporation (NYSE:
RHD) today announced it has purchased all outstanding warrants exercisable for 1,650,000 shares of its common stock for an aggregate purchase price of $53.1 million, implying $60.00 per share. The warrants had an average strike price of $27.80 with the last expiration date in January 2008 and were held by investment partnerships affiliated with the Goldman Sachs Group, Inc. The warrants were originally issued in connection with the Sprint Publishing and Advertising acquisition in January 2003. The company expects this transaction to be accretive to cash flow per share.

About R.H. Donnelley

R.H. Donnelley (RHD) is one of the nation's leading Yellow Pages and online local commercial search companies. The company has more than 4,000 employees operating in 28 states across the United States. Every day, consumers rely on the company's more than 625 directories, online city guides and local search Web sites to find businesses that provide the products and services they need. RHD's directories, which have a circulation of approximately 80 million, are marketed under three of the industry's most recognized brands: AT&T Yellow Pages (formerly SBC Yellow Pages) in Illinois and northwest Indiana; Dex(R) Yellow Pages and EMBARQ Yellow Pages(TM) (formerly Sprint Yellow Pages(R)). R.H. Donnelley's expanding presence on the Internet now includes the Best Red Yellow Pages(R) brand at bestredyp.com(R) in its EMBARQ Yellow Pages markets, in RHD's AT&T Yellow Pages markets at CHICAGOLANDYP.com and local search services through Dex at DexOnline.com(R).

Safe Harbor Provision

Certain statements contained in this press release regarding RHD's future operating results or performance or business plans or prospects and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words "believe," "expect," "anticipate," "intend," "should," "will," "planned," "estimated," "potential," "goal," "outlook" and similar expressions, as they relate to RHD or its management, have been used to identify such forward-looking statements. All forward-looking statements reflect only RHD's current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to RHD. Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause RHD's actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the risk that the legacy Dex and RHD businesses will not continue to be integrated successfully; (2) the risk that the expected strategic advantages and remaining cost savings from the Dex Media merger may not be fully realized or may take longer to realize than expected; (3) disruption from the Dex Media merger making it more difficult to maintain relationships with customers, employees or suppliers; and (4) general economic conditions and consumer sentiment in our markets. Additional factors that could cause RHD's results to differ materially from those described in the forward-looking statements are described in detail in the registration statement on Form S-4 that RHD filed with the Securities and Exchange Commission (the "SEC") (Registration No. 333-129539), which contains the joint proxy statement/prospectus relating to the transaction, RHD's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 in Item 1A "Risk Factors," Dex Media's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 in Item 1A "Risk Factors," as well as RHD's and Dex Media's other periodic filings with the SEC that are available on the SEC's website at www.sec.gov.

SOURCE  R.H. Donnelley Corporation
    -0-                             11/02/2006
    /CONTACT: Investors, Jenny L. Apker, +1-800-497-6329, or Media, Tyler D. Gronbach, +1-919-297-1541, both for R.H. Donnelley Corporation /
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